Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 26, 2012, by and among Accelr8 Technology Corporation, a Colorado corporation (the "Company"), and Abeja Ventures, LLC, a Delaware limited liability company (the "Purchaser").

RECITALS

WHEREAS, the Company and the Purchaser are parties to a Securities Purchase Agreement, dated as of April 20, 2012 (the "Purchase Agreement'), pursuant to which the Purchaser is purchasing 14,000,000 shares of common stock, no par value per share ("Common Stock"), of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Purchaser as set forth below.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings assigned to such terms in the Purchase Agreement. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

"Commission" means the United States Securities and Exchange Commission.

"Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

"Effectiveness Date" means the earlier of (a) the 90th day following the Request Date, and (b) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

"Effectiveness Period" means the period from the Effective Date until the Termination Date.

"Filing Date" means the 30th day following the Request Date; provided, however, that this date may be tolled for as long as any Holder of Registrable Securities whose Registrable Securities are to be included in the registration statement has failed to provide the Company with reasonably and customarily requested information.

"Holder" means a holder from time to time of Registrable Securities.

"Necessary Holders" means, at any time of determination, any combination of Holders then holding a majority of the outstanding Registrable Securities that were originally purchased pursuant to the Purchase Agreement.

"Original Purchaser" means with respect to the Securities held by any Holder, the Purchaser (which may be the Holder) which purchased the Shares held by such Holder from the Company on the Closing Date.

"Prospectus" means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means (i) the Securities, (ii) all shares of Common Stock held or beneficially owned by Thomas V. Geimer as of the date hereof (including shares of Common Stock underlying the Accelr8 Technology Corporation Deferred Compensation Plan Trust Agreement dated May 15, 1996), (iii) all shares of Common Stock (including shares of Common Stock issuable pursuant to warrants) that were not sold pursuant to the Purchase Agreement but that have attendant registration rights as of the date of the Purchase Agreement and for which disclosure has been publicly made in the Company's filings with the Commission, and (iii) any shares of Common Stock or other securities issued upon any stock split or similar event in respect of, or as a dividend or other distribution upon, any of the foregoing Securities, until such time as such securities (1) have been sold to the public pursuant to a registration statement or other means such that they are no longer "restricted securities" under the Securities Act, or (2) have become Rule 415 Cutback Securities.

"Registration Statement" means the registration statement required to be filed hereunder in accordance with Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus (including pre-and post-effective amendments), all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Request Date" means the date one or more Holders holding in the aggregate not less than 25% of all Registrable Securities requests the Company in writing to register any of its Registrable Securities pursuant to this Agreement; provided that such Holders may make a demand for such registration under this Agreement more than three times.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Special Counsel" means such attorney or law firm as shall be designated by one or more Holders holding no less than a majority of the outstanding Registrable Securities. If no Special Counsel is designated, then the obligations of the Company associated with Special Counsel shall not apply.

"Termination Date" means the earlier to occur of (I) the date which is five years after the date that the Registration Statement is declared effective by the Commission, and (ii) the date when all Registrable Securities which are (or pursuant to Section 2(a) may be) covered by the Registration Statement have been sold or may be sold by all Holders without volume or manner of sale limitations pursuant to Rule 144, as determined by the counsel to the Company; provided that if requested by the Company's transfer agent, such determination shall be made, at the Company's expense, pursuant to a written opinion letter to such effect, addressed and acceptable to such transfer agent.

2. Registration.

(a) Filing of Registration Statement. On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register the Registrable Securities on Form S-3 for resale, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise agreed by the Holders) the "Plan of Distribution" attached hereto as Appendix A. The Company shall cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, not later than the Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the Termination Date. The Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

(b) Cutback Securities. Notwithstanding the provisions of this Section 2, if (i) after the Effective Date, the Registration Statement ceases to be effective and available to the Holders as to all of the Registrable Securities (whether upon the delivery of a notice pursuant to Section 6(d) or otherwise) at any time prior to the Termination Date without becoming available to the Holders as to all of the Registrable Securities within 20 Trading Days pursuant to the delivery of an Advice, or (ii) at the time of effectiveness of the Registration Statement, such Registration Statement is not available to the Holders as to all of the Registrable Securities; in either case, caused by the assertion by the Commission that the number of shares proposed to be registered under the Registration Statement constitutes an offering by or on behalf of the Company not at a fixed price, the Company shall use its best efforts to register the maximum number of shares permissible by the Commission to retain the status of the offering as a secondary offering under Rule 415. In reducing the number of shares to be registered under the Registration Statement, the Company shall omit Registrable Securities (such omitted Registrable Securities, the "Rule 415 Cutback Securities") pro rata per Holder based on the number of Shares held by the respective Holders. Except as provided in the sentence next preceding, the Company shall not be liable to any Holder for any damages in respect of its failure to register Rule 415 Cutback Securities for resale under the Securities Act or any state securities or "blue sky" laws.

(c) Registration Statement Questionnaire. In connection with a registration request made by a Holder pursuant to Section 2(a) and from time to time thereafter, the Company may require a selling Holder to furnish to the Company a Registration Statement Questionnaire in form and substance reasonably acceptable to the Company based on information required by the Commission. Each Holder shall furnish the information required in a Registration Statement Questionnaire within five Trading Days of the Company's request.

(d) Piggy-Back Registrations. If at any time prior to the Termination Date an effective Registration Statement is not available for the resale of all Registrable Securities, and the Company determines to prepare and file with the Commission a registration statement under the Securities Act relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

(a) Holder Review. Not less than two Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (other than a supplement which attaches a previously filed SEC Report), the Company shall furnish to the Holders and the Special Counsel (if any has been designated) copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and such Special Counsel. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in good faith.

(b) Filing; Compliance. (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable, and in any event within 15 days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (except, with respect to any Holder who does not waive this parenthetical, to the extent such correspondence would disclose material non-public information to a Holder); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. Notwithstanding the foregoing, the Company shall not be in breach of its obligations under this Section in the event the delay or inability in filing with the Commission is due to the failure of any Holder of Registrable Securities whose Registrable Securities are to be included in a filing to respond or provide information that is requested in a reasonable and customary fashion.

(c) Notices. Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as reasonably possible (and, in the case of clause (i)(A) next below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two Trading Days following the day (i)(A) when a Prospectus or any Prospectus supplement (other than a supplement which attaches a previously filed SEC Report) or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders, except, with respect to any Holder who does not waive this parenthetical, to the extent such correspondence would disclose material nonpublic information); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Governmental Authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Stop Orders. Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal as promptly as reasonably practicable of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e) Copy of Registration Statement. Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Copies of Prospectus. Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 1(c) to discontinue disposition of Registrable Securities pursuant to the Registration Statement.

(g) Blue Sky Laws. Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) Share Certificates. Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request in writing a reasonable period of time prior to any sale of Registrable Securities.

(i) Updates. Upon the occurrence of any event contemplated by Section 1(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(j) Commission Rules. Comply in all material respects with all applicable rules and regulations of the Commission.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with any Trading Market, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the applicable Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and lip to $5,000 of the fees and disbursements of Special Counsel (but only if a Special Counsel is designated), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required under this Agreement or the Purchase Agreement. In no event shall the Company be responsible for any broker or similar commissions, or, except to the extent provided for in the preceding sentence, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, employees, and investment advisors of each Holder, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder, and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Appendix A for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section l(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated by Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act, or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that (I) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that each Holder has approved Appendix A for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section l(c)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated by Section 6(d); provided, however, that in no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings.

(i) Notice. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(ii) Separate Counsel. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties, unless (I) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).

(iii) Settlement. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iv) Fees and Expenses. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(k) Contribution.

(i) Relative Fault. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact required to be stated or necessary to make the statements not misleading, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 were available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1(k) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

(ii) Limitations. Notwithstanding the provisions of this Section (k). no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

(iii) Non-Exclusive. The indemnity and contribution agreements contained in this Section (k) are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by any Holder of any of its respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. Notwithstanding the foregoing, the Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration statement filed by or proposed to be filed by the Company as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

(b) No Piggyback on Registrations. The Company represents and warrants to, and agrees with, the Holders that (i) neither the Company nor any of its security holders may include securities of the Company in the Registration Statement, other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders without the written consent of the Necessary Holders, and (ii) except as disclosed in or attached to the Company's filings with the Commission, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section l (c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 6(d).

(e) Regulation M. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to any Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Necessary Holders (provided, however, that any such amendment that adversely affects any Holder or class of Holders in a manner that does not apply uniformly to all Holders, Shares, or Registrable Securities, as applicable, shall require the written consent of such adversely affected Holders or class) or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought; provided, however, that a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders or Registrable Securities and that does not directly or indirectly affect the rights of other Holders or Registrable Securities must be given by all Holders or all Holders of such Registrable Securities, as the case may be, to which such waiver or consent relates; and, provided, further, that the provisions of the proviso next preceding may be amended, modified, or supplemented only with the consent of all Holders. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address specified pursuant to this Section 6(g) prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via email at the email address specified pursuant to this Section 6(g) on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service for overnight delivery to the street address specified pursuant to this Section 6(g), or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Accelr8 Technology Corporation
7000 North Broadway, Building 3-307
Denver, Colorado 80221
Facsimile: (303) 863-1218

with a copy to (which copy shall not constitute notice to the Company):

Schlueter & Associates, P.C.
1050 17th Street, Suite 1750
Denver, Colorado 80265
Attn: Henry Schlueter, Esq. and David Stefanski, Esq.
Facsimile: (303) 296-8880

If to a Holder:	To the address of such Holder as it appears in the stock transfer books of the Company;

or such other facsimile number or email or street address as may be designated in writing hereafter, in the same manner, by such Person.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder except (I) with the prior written consent of each Holder, (2) to its successors. Each Holder may assign their respective rights hereunder in the manner and to the Persons permitted under the Purchase Agreement.

(i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

(j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced, and to the extent permitted by applicable law shall be commenced exclusively, in the state and federal courts sitting in Maricopa County, Arizona. Each party hereto hereby irrevocably submits to the jurisdiction of the Maricopa County, Arizona courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Maricopa County, Arizona court, or that such Proceeding has been commenced in an improper or inconvenient forum. To the extent permitted by applicable law, each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such patty at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses actually incurred with the investigation, preparation and prosecution of such Proceeding.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Construction. The rules of construction set forth in Section 1.2 of the Purchase Agreement shall apply to this Agreement.

(n) End of Effectiveness Period. At the end of the Effectiveness Period the Holders shall discontinue sales of Shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold.

(o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders constitute a "group" or are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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[SIGNATURE PAGE FOR COMPANY FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Accelr8 Technology Corporation, a Colorado corporation

By: /s/ Thomas V. Geimer
Thomas V. Geimer
Chief Executive Officer

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[SIGNATURE PAGE FOR HOLDER FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Abeja Ventures, LLC, a Delaware limited liability company

By: /s/ Lawrence Mehren
Lawrence Mehren
Manager

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[END OF SIGNATURE PAGES]

APPENDIX A

Plan of Distribution

The selling stockholder may, from time to time, sell any or all of its shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholder may use anyone or more of the following methods when selling shares:

$	ordinary brokerage transactions and transactions In which the broker-dealer solicits purchasers;

$	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

$	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

$	exchange distribution in accordance with the rules of the applicable exchange;

$	privately negotiated transactions;

$	short sales;

$	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

$	broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;

$	a combination of any such methods of sale; and

$	any other method permitted pursuant to applicable law.

The selling stockholder may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholder may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholder may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by the selling stockholder. The selling stockholder may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

In connection with the sale of our common stock or interests therein, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholder may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholder may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholder to include the pledgee, transferee or other successors in interest as selling stockholder under this prospectus.

The selling stockholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholder to include the pledgee, transferee or other successors in interest as selling stockholder under this prospectus.

The selling stockholder and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by the selling stockholder. If we are notified by the selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholder uses this prospectus for any sale of the shares of common stock, it will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholder.